                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]

                            SUPPLEMENTAL DATA REPORT

                        THREE MONTHS ENDED MARCH 31, 2004

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                          UPDATED AS OF APRIL 29, 2004



1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED



                                                                 FOR THE THREE MONTHS
                                                                      ENDED MAR 31,
                                                              ---------------------------
                                                                 2004             2003
                                                              -----------     -----------
NET INCOME (2)                                                $    17,812     $    18,568

        NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES               0               0

        REAL ESTATE DEPRECIATION AND AMORTIZATION                  11,282           9,979
                                                              -----------     -----------
        TOTAL ADJUSTMENTS                                          11,282           9,979
                                                              -----------     -----------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                     $    29,094     $    28,547
                                                              ===========     ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                $      0.70     $      0.70
                                                              ===========     ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED              $      0.69     $      0.69
                                                              ===========     ===========

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                  41,668,173      40,819,618
                                                              ===========     ===========

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                42,379,283      41,615,403
                                                              ===========     ===========



(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $848 thousand and $692 thousand, respectively, for the three months ended March 31, 2004 and 2003.


--------------------------------------------------------------------------------
      Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                        Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 1 OF 12

2)     CONSOLIDATED BALANCE SHEETS




ASSETS                                                                            (Unaudited)          (1)
                                                                                 MAR. 31, 2004    DEC. 31, 2003
                                                                                 -------------    -------------
Real estate properties (2):
        Land                                                                      $   140,387      $   139,732
        Buildings, improvements and lease intangibles                               1,460,458        1,405,426
        Personal property                                                              14,268           14,416
        Construction in progress                                                       15,220           13,198
                                                                                  -----------      -----------
                                                                                    1,630,333        1,572,772
        Less accumulated depreciation                                                (243,178)        (232,763)
                                                                                  -----------      -----------
                Total real estate properties, net                                   1,387,155        1,340,009

Cash and cash equivalents                                                              59,125            3,840

Mortgage notes receivable                                                              93,057           91,835

Other assets, net                                                                     108,476           90,026
                                                                                  -----------      -----------

Total assets                                                                      $ 1,647,813      $ 1,525,710
                                                                                  ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
        Notes and bonds payable                                                   $   716,872      $   590,281

        Accounts payable and accrued liabilities                                       20,342           15,649

        Other liabilities                                                              15,784           17,502
                                                                                  -----------      -----------

Total liabilities                                                                     752,998          623,432
                                                                                  -----------      -----------
Commitments and contingencies                                                               0                0

Stockholders' equity:
        Preferred stock, $.01 par value; 50,000,000 shares authorized;
                issued and outstanding, none                                                0                0
        Common stock, $.01 par value; 150,000,000 shares authorized;
                issued and outstanding, 2004-- 43,046,892;  2003-- 42,823,916             430              428

        Additional paid-in capital                                                  1,062,864        1,054,465

        Deferred compensation                                                         (24,976)         (18,396)

        Cumulative net income                                                         533,471          515,659

        Cumulative dividends                                                         (676,974)        (649,878)
                                                                                  -----------      -----------

Total stockholders' equity                                                            894,815          902,278
                                                                                  -----------      -----------

Total liabilities and stockholders' equity                                        $ 1,647,813      $ 1,525,710
                                                                                  ===========      ===========


(1) The balance sheet at December 31, 2003 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 34.1 years. (see schedule 5)

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 2 OF 12

3)     CONSOLIDATED STATEMENTS OF INCOME


                                                                   FOR THE THREE MONTHS
                                                                       ENDED MAR 31,
                                                               ---------------------------
                                                                   2004           2003
                                                               -----------     -----------
                                                               (Unaudited)     (Unaudited)
REVENUES
        Master lease rental income                             $    23,010     $    22,339
        Property operating income                                   24,764          19,801
        Straight line rent                                             182             620
        Mortgage interest income                                     2,814           2,681
        Interest and other income                                      894           1,580
                                                               ---------------------------
                                                                    51,664          47,021

EXPENSES
        General and administrative                                   3,417           2,669
        Property operating expenses                                 10,362           7,661
        Interest                                                     8,973           8,446
        Depreciation                                                11,087          10,128
        Amortization                                                    13              13
                                                               ---------------------------
                                                                    33,852          28,917
                                                               ---------------------------

INCOME FROM CONTINUING OPERATIONS                                   17,812          18,104

DISCONTINUED OPERATIONS
        Operating income from Discontinued Operations                    0             464
        Gain/(loss) on sale of real estate properties                    0               0
                                                               ---------------------------
                                                                         0             464

NET INCOME                                                     $    17,812     $    18,568
                                                               ===========================
BASIC EARNINGS PER COMMON SHARE:

        INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE     $      0.43     $      0.44
                                                               ===========================

        DISCONTINUED OPERATIONS PER COMMON SHARE               $        --     $      0.01
                                                               ===========================

        NET INCOME PER COMMON SHARE                            $      0.43     $      0.45
                                                               ===========================
DILUTED EARNINGS PER COMMON SHARE:

        INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE     $      0.42     $      0.44
                                                               ===========================

        DISCONTINUED OPERATIONS PER COMMON SHARE               $        --     $      0.01
                                                               ===========================

        NET INCOME PER COMMON SHARE                            $      0.42     $      0.45
                                                               ===========================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                   41,668,173      40,819,618
                                                               ===========================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                 42,379,283      41,615,403
                                                               ===========================

         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)


                                                                   FOR THE THREE MONTHS
                                                                        ENDED MAR 31,
                                                               ----------------------------
                                                                  2004             2003
                                                               -----------      ----------
NET INCOME                                                     $    17,812      $    18,568

DEPRECIATION AND AMORTIZATION (1)                                   11,501           10,293
DEPRECIATION AND AMORTIZATION (2)                                   (9,813)          (8,597)
GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS                     (523)               2
STRAIGHT LINE RENT                                                    (182)            (665)
OTHER                                                                3,018              974
                                                               ----------------------------
                                                                     4,001            2,007
                                                               ----------------------------

TAXABLE INCOME (3)                                             $    21,813      $    20,575
                                                               ============================

         (1) Per books

         (2) Tax basis

         (3) Before REIT dividend paid deduction


         NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 3 OF 12

4)    INVESTMENT PROGRESSION


     A)      CONSTRUCTION IN PROGRESS


                                                                       FOR THE THREE
                                                           NUMBER OF    MONTHS ENDED
                                                           PROPERTIES     03/31/04
                                                           -------------------------
     Balance at beginning of period                                2      $   13,198

     Fundings on projects in existence at
       the beginning of the period                                 0           6,115

     New Projects started during the period (1)                    1           3,165

     Completions (1)                                              (1)         (7,258)
                                                           -------------------------
     Balance at end of period                                      2      $   15,220
                                                           =========================

     B)      REAL ESTATE PROPERTIES


                                                                       FOR THE THREE
                                                           NUMBER OF    MONTHS ENDED
                                                           PROPERTIES     03/31/04
                                                           -------------------------
     Balance at beginning of period                              202     $ 1,559,574

     Acquisitions (2)                                              8          47,998

     Additions/Improvements                                        0           2,912

     Completions (CIP) (1)                                         1           7,258

     Sales (2)                                                     0          (2,629)
                                                           -------------------------
     Balance at end of period                                    211     $ 1,615,113
                                                           =========================


     C)      MORTGAGE NOTES RECEIVABLE


                                                                       FOR THE THREE
                                                           NUMBER OF    MONTHS ENDED
                                                           PROPERTIES     03/31/04
                                                           -------------------------
     Balance at beginning of period                               14     $    91,835

     Funding of Mortgages (2)                                      1           1,260

     Repayments                                                    0               0

     Amortization                                                  0             140

     Scheduled Principal Payments                                  0            (178)
                                                           -------------------------
     Balance at end of period                                     15     $    93,057
                                                           =========================

(1) In February 2004, construction began on a medical office building in Irving, Texas. Also, on February 19, 2004, a certificate of substantial completion was issued on an ancillary hospital facility in Collierville, Tennessee.

(2) The Annex portion of a physician clinic in Florida was sold by the Company for $2.6 million. Additionally, and as part of the same transaction, the Company funded a $1.3 million mortgage on the facility. On March 1, 2004, the Company acquired a medical office building in Illinois totaling $18.0 million; on March 2, 2004, the Company acquired three medical office buildings in Michigan totaling $21.0 million; on March 8, 2004, the Company acquired four medical office buildings in Arizona totaling $9.0 million.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 4 OF 12

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


                                                               INPATIENT FACILITIES
                                      ----------------------------------------------------------------------
                     MEDICAL OFFICE/    ASSISTED      SKILLED      INPATIENT    INDEPENDENT        OTHER
                       OUTPATIENT        LIVING       NURSING        REHAB         LIVING        INPATIENT                   % OF
                       FACILITIES      FACILITIES    FACILITIES    FACILITIES    FACILITIES   FACILITIES (1)     TOTAL      TOTAL
                     --------------------------------------------------------------------------------------------------------------
MASTER LEASES
  1 Alabama            $   55,405     $    4,370                  $    17,722                                 $    77,497   4.50%
  2 Arizona                 5,274                    $    2,874                                                     8,148   0.47%
  3 Arkansas                3,055                                                                                   3,055   0.18%
  4 California             25,834                                                              $    12,688         38,522   2.24%
  5 Colorado                               4,967         21,441                                                    26,408   1.53%
  6 Connecticut                           12,189                                                                   12,189   0.71%
  7 Florida               100,017         21,869         10,206        11,703                                     143,795   8.34%
  8 Georgia                 7,022         10,079                                                                   17,101   0.99%
  9 Illinois               13,425                                                                                  13,425   0.78%
 10 Indiana                                               3,640                                                     3,640   0.21%
 11 Kansas                                                7,593                                                     7,593   0.44%
 12 Massachusetts          12,034                                                                                  12,034   0.70%
 13 Michigan                                             21,913                                     13,859         35,772   2.08%
 14 Mississippi             4,498          3,474                                                                    7,972   0.46%
 15 Missouri               20,939          6,250         11,139                                                    38,328   2.22%
 16 Nevada                 10,833                                                                                  10,833   0.63%
 17 New Jersey                            19,047                                                                   19,047   1.11%
 18 North Carolina                         3,982                                                                    3,982   0.23%
 19 Ohio                                   4,612                                                                    4,612   0.27%
 20 Oklahoma                                             13,341                                                    13,341   0.77%
 21 Pennsylvania                          32,180         21,765       113,867                                     167,812   9.74%
 22 Tennessee               5,750          3,874          8,335                                                    17,959   1.04%
 23 Texas                  67,054         28,895         19,466        13,203  $    43,680           6,023        178,321  10.35%
 24 Virginia               27,102         17,675         37,234                                                    82,011   4.76%
                     --------------------------------------------------------------------------------------------------------------
       TOTAL MASTER
       LEASES             358,242        173,463        178,947       156,495       43,680          32,570        943,397  54.74%
                     --------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                SAME FACILITY NOI GROWTH FOR MASTER LEASES:                           2.1%
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROPERTIES
  1 Arizona           $    26,103                                                                             $    26,103   1.51%
  2 California             94,748                                                                                  94,748   5.50%
  3 Florida               111,984                                                                                 111,984   6.50%
  4 Georgia                 7,032                                                                                   7,032   0.41%
  5 Hawaii                 20,708                                                                                  20,708   1.20%
  6 Illinois               17,996                                                                                  17,996   1.04%
  7 Kansas                 11,062                                                                                  11,062   0.64%
  8 Louisiana              10,962                                                                                  10,962   0.64%
  9 Michigan               21,002                                                                                  21,002   1.22%
 10 Mississippi             8,332                                                                                   8,332   0.48%
 11 Missouri               18,147                                                                                  18,147   1.05%
 12 Nevada                 45,287                                                                                  45,287   2.63%
 13 Pennsylvania           23,498                                                                                  23,498   1.36%
 14 Tennessee              85,758                                                                                  85,758   4.98%
 15 Texas                 109,972                                                                                 109,972   6.38%
 16 Virginia               46,050                                                                                  46,050   2.67%
 17 Wyoming                19,065                                                                                  19,065   1.11%
                     --------------------------------------------------------------------------------------------------------------
       TOTAL OPER.
       PROPERTIES         677,706             --             --            --           --              --        677,706  39.32%
                     --------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES:                    2.2%
-----------------------------------------------------------------------------------------------------------------------------------
       Corporate
       Property                                                                                                     9,230   0.54%
                     --------------------------------------------------------------------------------------------------------------
       TOTAL EQUITY
       INVESTMENTS    $ 1,035,948     $  173,463      $ 178,947     $ 156,495  $    43,680     $    32,570    $ 1,630,333  94.60%
                     ==============================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):                  33.8           32.2           34.4          34.8         31.6            34.6           34.1
Wtd Avg
Period
Held (yrs):                   6.1            4.9            6.7           5.5          5.5             6.3            6.0
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGES
  1 Arizona                           $    4,621                                               $    16,561    $    21,182   1.23%
  2 California                             4,883                                                                    4,883   0.28%
  3 Florida           $     1,260         11,362                               $    23,351                         35,973   2.09%
  4 Georgia                                1,102                                                                    1,102   0.06%
  5 Idaho                                  4,701                                                                    4,701   0.27%
  6 Michigan                                          $   1,554                                                     1,554   0.09%
  7 Oregon                                 2,731                                                                    2,731   0.16%
  8 South Carolina                         2,882                                                                    2,882   0.17%
  9 Tennessee                                            18,049                                                    18,049   1.05%
                     --------------------------------------------------------------------------------------------------------------
       TOTAL MTG.
       INVESTMENTS    $     1,260     $   32,282      $  19,603     $      --  $    23,351     $    16,561    $    93,057   5.40%
-----------------------------------------------------------------------------------------------------------------------------------
                                                SAME FACILITY NOI GROWTH FOR MORTGAGES:                               1.9%
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL
       INVESTMENTS    $ 1,037,208     $  205,745      $ 198,550     $ 156,495  $    67,031     $    49,131    $ 1,723,390 100.00%
                     ==============================================================================================================
       PERCENT OF
       $ INVESTED           60.52%         12.00%         11.58%         9.13%        3.91%           2.87%        100.00%
                     ==============================================================================================================
       NUMBER OF
       PROPERTIES             134             38             36             9            6               5            228
                     ==============================================================================================================
       NUMBER OF
       BEDS                                2,823          3,629           773        1,193             374          8,792
                                      =============================================================================================

(1) 4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 5 OF 12

6)    SQUARE FEET OWNED AND/OR MANAGED

      A)      BY GEOGRAPHIC LOCATION


                          NUMBER OF PROPERTIES                    OWNED
                     ----------------------------  ---------------------------------- THIRD PARTY
                             THIRD   MORT-            NOT    CONSTRUCTION              PROPERTY
                     OWNED   PARTY   GAGES  TOTAL   MANAGED   IN PROGRESS    MANAGED   MANAGEMENT  MORTGAGES     TOTAL     PERCENT
                     ----------------------------  ---------------------------------- ---------------------------------------------
 1 Florida             33      6       5     44      752,894                 723,689      55,501     965,307     2,497,391   19.46%
 2 Texas               31                    31    1,343,913     276,705     492,499                             2,113,117   16.46%
 3 Tennessee           15      5       2     22      133,471                 562,507     275,338     142,191     1,113,507    8.68%
 4 Virginia            24                    24      524,719                 472,388     111,998                 1,109,105    8.64%
 5 Pennsylvania        20                    20      722,053                 117,996                               840,049    6.54%
 6 California          12              1     13      184,913                 458,465                  50,000       693,378    5.40%
 7 Connecticut          1     36             37       59,387                             528,229                   587,616    4.58%
 8 Michigan            11              1     12      315,227                 198,293                  49,408       562,928    4.39%
 9 Alabama             10                    10      507,493                                                       507,493    3.95%
10 Arizona              8              2     10       74,507                 160,780                  60,078       295,365    2.30%
11 Missouri            10                    10      172,412                 106,146                               278,558    2.17%
12 Illinois             3                     3      256,865                                                       256,865    2.00%
13 Nevada               3                     3       43,579                 198,064                               241,643    1.88%
14 Colorado             3                     3      225,094                                                       225,094    1.75%
15 Georgia              6              1      7       90,741                  73,504                  40,000       204,245    1.59%
16 Mississippi          3      3              6       25,000                  94,987      75,336                   195,323    1.52%
17 Hawaii               2                     2                              142,165                               142,165    1.11%
18 Wyoming              1      1              2                              139,647                               139,647    1.09%
19 Oklahoma             5                     5      139,216                                                       139,216    1.08%
20 Louisiana            2                     2                              129,286                               129,286    1.01%
21 Kansas               2                     2       57,035                  70,908                               127,943    1.00%
22 New Jersey           2                     2      110,844                                                       110,844    0.86%
23 Massachusetts        2                     2       84,242                                                        84,242    0.66%
24 Oregon               0              1      1                                                       80,429        80,429    0.63%
25 North Carolina       1                     1       33,181                                                        33,181    0.26%
26 Ohio                 1                     1       33,181                                                        33,181    0.26%
27 Indiana              1                     1       29,500                                                        29,500    0.23%
28 Idaho                0              1      1                                                       29,118        29,118    0.23%
29 South Carolina       0              1      1                                                       23,000        23,000    0.18%
30 Arkansas             1                     1       11,963                                                        11,963    0.09%
                      -------------------------    --------------------------------------------------------------------------------
   TOTAL SQUARE FEET                               5,931,430     276,705   4,141,324   1,046,402   1,439,531    12,835,392  100.00%
                                                   ================================================================================
   TOTAL PROPERTIES   213     51      15    279
                     ===========================




      B)      BY FACILITY TYPE



                                                     OWNED
                                      --------------------------------------------- THIRD PARTY
                                         NOT    CONSTRUCTION               TOTAL      PROPERTY
                                       MANAGED   IN PROGRESS   MANAGED     OWNED      MANAGEMENT   MORTGAGES    TOTAL      PERCENT
                                      --------------------------------------------- -----------------------------------------------
Medical Office/Outpatient Facilities  2,445,161     276,705   4,141,324   6,863,190  1,017,001        22,500   7,902,691     61.57%
Skilled Nursing Facilities            1,266,081                           1,266,081                  191,599   1,457,680     11.36%
Assisted Living Facilities            1,051,722                           1,051,722                  380,707   1,432,429     11.16%
Independent Living Facilities           308,742                             308,742                  835,147   1,143,889      8.91%
Inpatient Rehab Hospitals               643,383                             643,383                              643,383      5.01%
Other Inpatient Facilities              216,341                             216,341     29,401         9,578     255,320      1.99%
                                      ---------------------------------------------  ----------------------------------------------
TOTAL SQUARE FEET                     5,931,430     276,705   4,141,324  10,349,459  1,046,402     1,439,531  12,835,392    100.00%
                                      =============================================  ==============================================
PERCENT OF TOTAL SQUARE FOOTAGE           46.21%       2.16%      32.26%      80.63%      8.15%        11.22%     100.00%
                                      =============================================  ==============================================
TOTAL NUMBER OF PROPERTIES                  135           2          76         213         51          15           279
                                      =============================================  ==============================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                  PAGE 6 OF 12

7)        SQUARE FOOTAGE BY OWNERSHIP TYPE

          A)OCCUPANTS GREATER THAN 1% (1)


                                                                       INPATIENT FACILITIES
                                      MEDICAL      ---------------------------------------------------------
                                      OFFICE/      ASSISTED    SKILLED    INPATIENT   INDEPENDENT  OTHER                 % OF
                                      OUTPATIENT   LIVING      NURSING    REHAB       LIVING       INPATIENT             TOTAL (2)
                                      FACILITIES   FACILITIES  FACILITIES FACILITIES  FACILITIES   FACILITIES   TOTAL   SQUARE FEET
                                      ---------------------------------------------------------------------------------------------
 1 Healthsouth                          105,176                             643,383                             748,559   6.35%
 2 Life Care Centers of America                      51,319     512,060                                         563,379   4.78%
 3 Emeritus Corporation                             502,119                                                     502,119   4.26%
 4 Senior Lifestyles                                                                     308,742                308,742   2.62%
 5 Summerville Senior Living                        292,231                                                     292,231   2.48%
 6 Lewis-Gale Clinic LLC                291,818                                                                 291,818   2.48%
 7 Centennial Healthcare Corporation                            151,172                                         151,172   1.28%
 8 Melbourne Internal Medicine Assocs   140,125                                                                 140,125   1.19%
 9 HCA                                  129,464                                                                 129,464   1.10%
10 Chicago Heights Health Ventures      110,000                                                                 110,000   0.93%
   All Other Occupants:               6,086,607     206,053     602,849          --           --    216,341   7,111,850  60.33%
                                      ---------------------------------------------------------------------------------------------
   TOTAL                              6,863,190   1,051,722   1,266,081     643,383      308,742    216,341  10,349,459  87.79%
                                      ---------------------------------------------------------------------------------------------

          B)MORTGAGEES GREATER THAN 1%

                                                                  INPATIENT FACILITIES
                                 MEDICAL      -----------------------------------------------------------
                                 OFFICE/      ASSISTED      SKILLED    INPATIENT  INDEPENDENT  OTHER                    % OF
                                 OUTPATIENT   LIVING        NURSING    REHAB      LIVING       INPATIENT                TOTAL (2)
                                 FACILITIES   FACILITIES    FACILITIES FACILITIES FACILITIES   FACILITIES    TOTAL     SQUARE FEET
                                 -------------------------------------------------------------------------------------------------
1 Aston Care Systems, Inc.                                                         835,147                     835,147     7.08%
2 Life Care Centers of America                 23,000       108,813                                            131,813     1.12%
3 Prestige Care                               129,618                                                          129,618     1.10%
4 Adult Care Management Co.                   107,660                                                          107,660     0.91%
  All Other Mortgagees:            22,500     120,429        82,786                                9,578       235,293     2.00%
                                 -------------------------------------------------------------------------------------------------
      TOTAL                        22,500     380,707       191,599         --     835,147         9,578     1,439,531    12.21%
                                 -------------------------------------------------------------------------------------------------

(1)Medical Office/Outpatient Facilities consists of approximately 1,900 occupants with an average square footage of approximately 3,500 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 193,000 feet per each.

(2)Based on Total Square Footage of Owned Properties and Mortgages

8)        LEASE/MORTGAGE MATURITY SCHEDULE

          A)          LEASES

                                                                    WEIGHTED
                              NUMBER OF                             AVERAGE
                              OPERATING  ESTIMATED   PERCENT OF     REMAINING
                 NUMBER OF    PROPERTY   ANNUALIZED  ANNUALIZED     LEASE
               MASTER LEASES   LEASES   NET REVENUE  NET REVENUE    TERM (YEARS)
               -----------------------------------------------------------------
      2004           13           96     $ 16,623        10.20%         0.03
      2005            4          115        9,848         6.04%         0.06
      2006            3          104        9,210         5.65%         0.11
      2007            8           59        9,615         5.90%         0.23
      2008           14           54       12,085         7.42%         0.46
      2009           22           17       21,223        13.03%         0.78
      2010           13           12       10,624         6.52%         0.53
      2011            8           11       18,249        11.20%         0.54
      2012            8            8        7,244         4.45%         0.39
      2013           28            9       24,619        15.11%         1.51
      2014            1            6        1,920         1.18%         0.07
      2015            8            0        9,066         5.56%         0.39
After 2015            5            4       12,592         7.73%         1.58
               -----------------------------------------------------------------
TOTAL               135          495     $162,918       100.00%         6.67
               ================================================================

NUMBER OF PROPERTIES REPRESENTED: 213

          B)          MORTGAGES

                                                              WEIGHTED
                                                               AVERAGE
                          ESTIMATED          PERCENT OF        REMAINING
             NUMBER OF    ANNUALIZED         ANNUALIZED         MORTGAGE
             MORTGAGES    NET REVENUE        NET REVENUE       TERM (YEARS)
             --------------------------------------------------------------
      2004        5       $    3,198            28.39%             0.11
      2005        3              821             7.29%             0.16
      2006        3            4,622            41.03%             0.70
      2007        0               --             0.00%             0.00
      2008        2              854             7.58%             0.34
      2009        1              549             4.87%             0.31
      2010        0               --             0.00%             0.00
      2011        0               --             0.00%             0.00
      2012        0               --             0.00%             0.00
      2013        1            1,222            10.85%             1.31
      2014        0               --             0.00%             0.00
      2015        0               --             0.00%             0.00
After 2015        0               --             0.00%             0.00
             --------------------------------------------------------------
TOTAL            15       $   11,266           100.00%             2.92
             ==============================================================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 7 OF 12

9)       CONSTRUCTION IN PROGRESS - AS OF MARCH 31, 2004

                                                              INVESTMENT    REMAINING      TOTAL
         OPERATOR                                 PROPERTIES   BALANCE     COMMITMENT   REAL ESTATE (1)
         ----------------------------------------------------------------------------------------------
         Baylor Medical Center at Plano                1       $12,055       $20,280        $32,335
         Baylor Medical Center at Irving               1         3,165        18,645         21,810
                                                  -----------------------------------------------------
         TOTAL (2)                                     2       $15,220       $38,925        $54,145
                                                  =====================================================
                    Percentage of construction in progress to total investment portfolio:      0.88%
                                                                                         ==============

         (1) Projected Timing of Conversion to Revenue Producing Assets:

                          2004                          2005
         -------------------------------------------------------------------------
           QTR 1   QTR 2   QTR 3     QTR 4      QTR1     QTR2     QTR3     Total
         -------------------------------------------------------------------------
            $0      $0      $0        $0       $32,335    $0    $21,810    $54,145
         =========================================================================

         (2) During the three months ending March 31, 2004, the Company capitalized interest in the amount of $252 thousand.

10)      DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK

                                                                        INCREASE
                                                                       FROM PRIOR
         OPERATING PERIOD            PAYMENT DATE       AMOUNT           QUARTER        ANNUALIZED
         -----------------------------------------------------------------------------------------
         First Quarter 1999          May 17, 1999        0.535            0.005            2.14
         Second Quarter 1999         Aug. 16, 1999       0.540            0.005            2.16
         Third Quarter 1999          Nov. 16, 1999       0.545            0.005            2.18
         Fourth Quarter 1999         Feb. 16, 2000       0.550            0.005            2.20

         First Quarter 2000          May 17, 2000        0.555            0.005            2.22
         Second Quarter 2000         Aug. 16, 2000       0.560            0.005            2.24
         Third Quarter 2000          Dec. 6, 2000        0.565            0.005            2.26
         Fourth Quarter 2000         Mar. 7, 2001        0.570            0.005            2.28

         First Quarter 2001          June 7, 2001        0.575            0.005            2.30
         Second Quarter 2001         Sept. 6, 2001       0.580            0.005            2.32
         Third Quarter 2001          Dec. 6, 2001        0.585            0.005            2.34
         Fourth Quarter 2001         Mar. 6, 2002        0.590            0.005            2.36

         First Quarter 2002          June 6, 2002        0.595            0.005            2.38
         Second Quarter 2002         Sept. 5, 2002       0.600            0.005            2.40
         Third Quarter 2002          Dec. 5, 2002        0.605            0.005            2.42
         Fourth Quarter 2002         Mar. 6, 2003        0.610            0.005            2.44

         First Quarter 2003          June 5, 2003        0.615            0.005            2.46
         Second Quarter 2003         Sept. 4, 2003       0.620            0.005            2.48
         Third Quarter 2003          Dec. 4, 2003        0.625            0.005            2.50
         Fourth Quarter 2003         Mar. 4, 2004        0.630            0.005            2.52

         First Quarter 2004          June 3, 2004        0.635            0.005            2.54

         B)       PREFERRED STOCK

                     On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

         C)       INFORMATION REGARDING TAXABLE STATUS OF 2003 CASH
                  DISTRIBUTIONS

                                       CASH         TAXABLE                    TOTAL
                                    DISTRIBUTION    ORDINARY    RETURN OF     CAPITAL
                                     PER SHARE      DIVIDEND     CAPITAL       GAIN
                                    -------------------------------------------------
         HR COMMON                  $2.470000       $1.497420   $0.972580     $  --
         CUSIP # 421946104

NOTE: On May 28, 2003 the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA") was signed into law which, as part of an effort to correct the effects of double taxation of certain corporate dividends, included a measure to lower the tax rate on dividends paid to shareholders. However, dividends paid by REITs have not historically been subject to this double taxation and therefore, the lower rate applied to dividends in the new law will not apply to the dividends paid by the Company. The dividends paid by the Company will continue to be taxed at the current ordinary income rates of the taxpayer.

Additionally, the JGTRRA lowered the capital gains rates. These capital gain rate reductions apply to shareholders with any type of capital gain, including those that are created by a REIT. Therefore, these lower rates will apply to capital gains of the Company which any shareholder may have.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 8 0F 12

11)      LONG-TERM DEBT INFORMATION - AS OF MARCH 31, 2004

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                              BALANCE          EFFECTIVE RATE
                                                           ------------------------------------------
                  Fixed Rate Debt:
                    Senior Notes due 2006                   $ 49,700             9.49%
                    Senior Notes due 2011, net               314,362            7.218%                    See Note (C)
                    Senior Notes due 2014, net               298,495            5.190%                    See Note (F)
                    Mortgage Notes Payable                    52,565     Range from 7.22% to 7.76%        See Note (D)
                    Other Note Payable                         1,750             7.53%
                                                            --------
                                                             716,872
                  Variable Rate Debt:
                    Unsecured Credit Facility due 2006            --         1.10% over LIBOR             See Note (E)
                                                            --------
                                                TOTAL       $716,872
                                                            ========


         B)       FUTURE MATURITIES:

                                                                                                  2009
                                                2004     2005      2006      2007      2008    AND AFTER    TOTAL
                                               --------------------------------------------------------------------
        Fixed Rate Debt:
          Senior Notes due 2006                $   --   $20,300   $29,400   $   --    $   --    $     --   $ 49,700
          Senior Notes due 2011, net            1,285     1,822     1,956    2,099     2,254     304,946    314,362
          Senior Notes due 2014, net              (89)     (124)     (131)    (138)     (133)    299,110    298,495
          Mortgage Notes Payable                2,628     3,747     4,037    4,348     4,681      33,124     52,565
          Other Note Payable                      583     1,167        --       --        --          --      1,750
        Variable Rate Debt:
          Unsecured Credit Facility due 2006       --        --        --       --        --          --         --
                                               --------------------------------------------------------------------
                                               $4,407   $26,912   $35,262   $6,309    $6,802    $637,180   $716,872
                                               ====================================================================


         C) In May 2001, the Company sold at a discount $300 million principal amount of unsecured 8.125% Senior Notes due May 2011. The notes were priced to yield 8.202%. In June 2001, the Company entered into interest rate swap agreements totaling $125 million to offset changes in the fair value of $125 million of the notes. The Company terminated these interest rate swap agreements in 2003 and entered into new swap agreements under terms identical to those of the old swap agreements except for an increase in the interest paid by the Company from an equivalent rate of 1.99% to 4.12% over six month LIBOR. Upon termination of the old swaps, the Company received cash equal to the fair value of the terminated swaps of $18.4 million. The fair value gain of $18.4 million and the fair value of the new interest rate swaps are combined with the principal balance of the senior notes on the balance sheet. The fair value gain is being amortized against interest expense over the remaining term of the notes offsetting the increase in the spread over LIBOR.

         D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

         E) In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company's request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

         F) In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%. The proceeds from the offering were used to repay in full the amount outstanding under the Company's Unsecured Credit Facility due 2006, to repay maturing indebtedness on the Company's 9.49% Senior Notes due 2006, and for general corporate purposes.

         G)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

                  Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

                  Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                   PAGE 9 0F 12

12)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                                    FOR THE THREE MONTHS
                                                                                        ENDED MAR 31,
                                                                                  -------------------------
                                                                                    2004           2003
                                                                                  ----------     ----------
         TOTAL COMMON SHARES OUTSTANDING                                          43,046,892     42,023,529
                                                                                  =========================

         WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                               42,975,557     41,941,672
                        Actual Restricted Stock Shares                           (1,307,384)     (1,122,054)
                                                                                 --------------------------
         DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO                    41,668,173     40,819,618

                        Restricted Shares - Treasury                                 629,580        732,226
                        Dilution for Employee Stock Purchase Plan                     81,530         63,559
                                                                                 --------------------------
         DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO                  42,379,283     41,615,403
                                                                                 ==========================

Note 1: As of March 31, 2004, HR had approximately 1,919 shareholders of record.

13)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF MARCH
         31, 2004

         OFFICERS                                  OWNED          RESTRICTED (1)       RESERVED          OPTIONS         TOTAL
         ----------------------------------------------------------------------------------------------------------------------
         David R. Emery                            144,800(2)          813,680                0                0        958,480
         Roger O. West                               5,832             420,735                0                0        426,567
         Scott W. Holmes                             2,310               9,654                0                0         11,964
         J.D. Carter Steele                          3,623               9,277                0                0         12,900
         John M. Bryant                                854               4,087                0                0          4,941

         Other Officers as a group                  27,692              45,833                0                0         73,525

         Directors as a group                       47,672               3,000                0                0         50,672
                                                   ----------------------------------------------------------------------------
         TOTAL                                     232,783           1,306,266                0                0      1,539,049
                                                   ============================================================================


         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.



14)      INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2003

         A)       Institutional Shares Held:                       20,695,761         (Source: Form 13F Filings)
                                                                  ===========

         B)       Number of Institutions:                                 164
                                                                  ===========

         C)       Percentage of Common Shares Outstanding:            48.33%
                                                                  ===========

15)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                               $   894,815

         Total Common Shares Outstanding                           43,046,892
                                                                  -----------

         Book Value Per Common Share                              $     20.79
                                                                  ===========



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                 PAGE 10 0F 12

16)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                      HEALTHCARE REALTY TRUST INCORPORATED
                      HEALTHCARE REALTY SERVICES INCORPORATED
                      3310 West End Avenue, Suite 700
                      Nashville, TN  37203
                      Phone: 615-269-8175
                      Fax: 615-269-8461
                      E-mail: hrinfo@healthcarerealty.com

                  OTHER OFFICES:

                      Central Regional Office - Tennessee
                      Eastern Regional Office - Georgia
                      Western Regional Office - California

         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                  SECURITY DESCRIPTION                             STOCK EXCHANGE              SYMBOL           CUSIP NUMBER
                  ----------------------------------------------------------------------------------------------------------
                  Common Stock                                 New York Stock Exchange           HR              421946104
                  Senior Notes due 2011                        OTC                               HR              421946AE4
                  Senior Notes due 2014                        OTC                               HR              421946AF1

         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  David R. Emery, Chairman of the Board and
                     Chief Executive Officer
                  John M. Bryant, Jr., Senior Vice President and
                     General Counsel
                  Scott W. Holmes, Senior Vice President and Chief Financial
                     Officer
                  J. D. Carter Steele, Senior Vice President and Chief
                     Operating Officer
                  Eric W. Fischer, Senior Vice President / Real Estate
                     Investments
                  Fredrick M. Langreck, Senior Vice President / Treasurer
                  Donald L. Husi, Vice President / Senior Living Investments Leigh Ann Stach, Vice President / Financial Reporting
                  Roger O. West, Vice President
                  B. Douglas Whitman, Vice President / Real Estate Investments Brince R. Wilford, Vice President / Real Estate Investments Stephen E. Cox, Associate Vice President / Operations Counsel William R. Davis, Associate Vice President / Information
                     Technology
                  Toni L. Ewing, Associate Vice President / Asset Administration Rita H. Todd, Corporate Secretary

                  HEALTHCARE REALTY SERVICES INCORPORATED
                  B. Bart Starr, Chairman of the Board
                  Thomas M. Carnell, Vice President / Design & Construction Stephen E. Hull, Vice President / Asset Management
                  Gilbert T. Irvin, Vice President / Operations
                  Anne C. Sanborn, Vice President / Project Development Services

         E)       BOARD OF DIRECTORS:

                  David R. Emery, Chairman of the Board and Chief Executive
                     Officer, Healthcare Realty Trust Incorporated
                  Errol L. Biggs, Ph.D., Director - Center for Health
                     Administration, University of Colorado (Healthcare Academician)
                  C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                     Medical Officer, Piedmont Clinic (Physician)
                  Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                     Partners (Healthcare Architect)
                  Marliese E. Mooney (Hospital Operations Consultant)
                  Edwin B. Morris III, Managing Director, Morris & Morse (Real
                     Estate Finance Executive)
                  J. Knox Singleton, Chief Executive Officer, INOVA Health
                     Systems (Healthcare Provider Executive)
                  Dan S. Wilford, retired President and Chief Executive Officer,
                     Memorial Hermann Healthcare System (Healthcare Provider Executive)



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                 PAGE 11 0F 12

         F)       PROFESSIONAL AFFILIATIONS:

                     INDEPENDENT PUBLIC AUDITORS
                     KPMG LLP
                     1900 Nashville City Center
                     511 Union Street
                     Nashville, TN 37219-1735

                     TRANSFER AGENT
                     EquiServe
                     P.O. Box 43010
                     Providence, RI 02940-3010
                     Phone: 781-575-3400

         G)       DIVIDEND REINVESTMENT PLAN:

                     Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781)
                     575-3400.

         H)       DIRECT DEPOSIT OF DIVIDENDS:

                     Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

         I)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                     A.G. Edwards & Sons, Inc.    John Sheehan (314) 955-5834
                     Advest, Inc.                 Robert Mains (518) 587-7250
                     Banc of America Securities   Gary Taylor (212) 847-5174
                     Legg Mason Wood Walker Inc. Jerry Doctrow (410) 454-5142 Prudential Securities, Inc. Jim Sullivan (212) 778-2515
                     Wachovia Securities, Inc.    Stephen Swett (212) 909-0954

         J)       PROJECTED DATES FOR 2004 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                           DIVIDEND                             EARNINGS
                                                        ----------------                   ----------------
                     First Quarter 2004                  April 27, 2004                     April 30, 2004
                     Second Quarter 2004                 July 27, 2004                       July 30, 2004
                     Third Quarter 2004                 October 26, 2004                   October 29, 2004
                     Fourth Quarter 2004                January 25, 2005                    January 28, 2005

                     NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.

         K)       INVESTOR RELATIONS:

                     Healthcare Realty Trust Incorporated
                     3310 West End Avenue, Suite 700
                     Nashville, TN  37203
                     Attention: Bethany A. Mancini
                     Phone: 615-269-8175
                     Fax: 615-269-8461
                     E-mail: BMancini@healthcarerealty.com

               In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2003. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2004                                 PAGE 12 0F 12